                                                    Exhibit 99.8
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   ---------------------------------------------
    CASE  NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS
   ---------------------------------------------

   ---------------------------------------------
   CASE  NUMBER:  400-42148-BJH-11                  02/13/95, RWD, 2/96
   ---------------------------------------------

   ---------------------------------------------
   JUDGE:  BARBARA J. HOUSER
   ---------------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                           CHIEF FINANCIAL OFFICER
  -------------------------------------------------        ----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

  DREW KEITH                                                      10/19/2001
  -------------------------------------------------        ----------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

  PREPARER:

  /s/ Kevin K. Craig                                       CONTROLLER, KITTY HAWK INC.
  -------------------------------------------------        ----------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                     TITLE

  KEVIN K. CRAIG                                                  10/19/2001
  -------------------------------------------------        ----------------------------------
  PRINTED NAME OF PREPARER                                           DATE

--------------------------------------------------------------------------------

-------------------------------------------------------
                                                       Monthly Operating Report

        -----------------------------------------------
        CASE NAME:  AIRCRAFT LEASING, INC.                    ACCRUAL BASIS-1
        -----------------------------------------------

        -----------------------------------------------
        CASE  NUMBER:  400-42148-BJH-11                02/13/95, RWD, 2/96
        -----------------------------------------------

        -----------------------------------------------

        COMPARATIVE  BALANCE  SHEET

        --------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                 MONTH               MONTH             MONTH
                                                                          --------------------------------------------------------
        ASSETS                                          AMOUNT                 JULY,2001        AUGUST, 2001     SEPTEMBER, 2001
        --------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                        $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                          $         0       $    324,185         $    212,514        $    176,998
        --------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                               $         0       $    324,185         $    212,514        $    176,998
        --------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                         $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                         $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                     ($33,904,344)       ($6,542,023)         ($5,020,650)        ($2,724,472)
        --------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                    ($33,904,344)       ($6,217,838)         ($4,808,136)        ($2,547,474)
        --------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT              $81,907,719       $ 65,781,639         $ 59,410,269        $ 58,260,269
        --------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                 $33,669,772       $ 31,039,548         $ 31,319,613        $ 31,456,770
        --------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                $48,237,946       $ 34,742,091         $ 28,090,656        $ 26,803,499
        --------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                        $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)               $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                      $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                             $14,333,602       $ 28,524,253         $ 23,282,520        $ 24,256,025
        --------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        --------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                           $          0         $          0        $          0

                ------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                              $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                              $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                          $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                               $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                        $  5,334,221         $  3,237,528        $  3,629,180
        --------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                $  5,334,221         $  3,237,528        $  3,629,180
        --------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        24.     SECURED DEBT                             $ 2,811,382       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                            $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                           $         0       $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                      $ 1,300,001       $  2,399,516         $  2,399,516        $  2,399,516
        --------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES            $ 4,111,383       $  2,399,516         $  2,399,516        $  2,399,516
        --------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                        $ 4,111,383       $  7,733,737         $  5,637,044        $  6,028,696
        --------------------------------------------------------------------------------------------------------------------------
                EQUITY
        --------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY               $         0       $ 12,789,185         $ 12,789,185        $ 12,789,185
        --------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                           $  8,001,331         $  4,856,291        $  5,438,144
        --------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)                                       $          0
        --------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                             $         0       $ 20,790,516         $ 17,645,476        $ 18,227,329
        --------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                           $ 4,111,383       $ 28,524,253         $ 23,282,520        $ 24,256,025
        --------------------------------------------------------------------------------------------------------------------------
                                                                           $          0         $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

   --------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.            ACCRUAL BASIS-2
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42148-BJH-11               02/13/95, RWD, 2/96
   --------------------------------------

   --------------------------------------
   INCOME STATEMENT
   -----------------------------------------------------------------------------------------------------------------
                                                  MONTH             MONTH           MONTH               QUARTER
                                              ---------------------------------------------------
   REVENUES                                    JULY, 2001       AUGUST, 2001    SEPTEMBER, 2001          TOTAL
   -----------------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                           $969,000         $  969,000         $  969,000       $2,907,000
   -----------------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS                $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                              $969,000         $  969,000         $  969,000       $2,907,000
   -----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   -----------------------------------------------------------------------------------------------------------------
   4.   MATERIAL                                 $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                             $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                          $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD                 $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                             $969,000         $  969,000         $  969,000       $2,907,000
   -----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   -----------------------------------------------------------------------------------------------------------------
   9.   OFFICER / INSIDER COMPENSATION           $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                      $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                 $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                             $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                      $      0         $5,736,370         $        0       $5,736,370
   -----------------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES                 $      0         $5,736,370         $        0       $5,736,370
   -----------------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                         $969,000        ($4,767,370)        $  969,000      ($2,829,370)
   -----------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   -----------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)            ($870)           ($1,137)             ($755)         ($2,762)
   -----------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)        $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                         $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                 $439,564         $  439,565         $  448,823       $1,327,952
   -----------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                             $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                     ($439,564)        $   35,935          ($452,573)       ($856,202)
   -----------------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES                 ($870)        $  474,363            ($4,505)      $  468,988
   -----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -----------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                        $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                        $      0         $        0         $    3,750       $    3,750
   -----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                      $      0         $        0         $        0       $        0
   -----------------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES            $      0         $        0         $    3,750       $    3,750
   -----------------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                               $387,948        ($2,096,693)        $  387,902      ($1,320,843)
   -----------------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                        $581,922        ($3,145,040)        $  581,853      ($1,981,265)
   -----------------------------------------------------------------------------------------------------------------
                                                 $      0         $        0         $        0

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-3
  ------------------------------------------------

  ------------------------------------------------
  CASE  NUMBER:  400-42148-BJH-11                       02/13/95, RWD, 2/96
  ------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------------------
  CASH  RECEIPTS  AND                                MONTH              MONTH               MONTH                 QUARTER
                                             -----------------------------------------------------------
  DISBURSEMENTS                                       JULY, 2001       AUGUST, 2001     SEPTEMBER, 2001            TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                  $    455,714        $   324,185         $    212,514        $    455,714
  ----------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                 $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                               $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                   $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)             $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                             $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                        $        870        $   251,137         $    250,675        $    502,682
  ----------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS               $        870        $   251,137         $    250,675        $    502,682
  ----------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                             $        870        $   251,137         $    250,675        $    502,682
  ----------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                       $    456,584        $   575,322         $    463,189        $    958,396
  ----------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                         $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID              $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                  $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                  $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                  $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                        $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                           $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                     $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                              $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                      $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                   $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                        $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS              $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                          $    132,399        $   362,808         $    286,191        $    781,398
  ----------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                          $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                        $          0        $         0         $          0        $          0
  ----------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES              $    132,399        $   362,808         $    286,191        $    781,398
  ----------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                        $    132,399        $   362,808         $    286,191        $    781,398
  ----------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                 ($131,529)         ($111,671)            ($35,516)          ($278,716)
  ----------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                        $    324,185        $   212,514         $    176,998        $    176,998
  ----------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   --------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-4
   --------------------------------------

   --------------------------------------
   CASE NUMBER:  400-42148-BJH-11              02/13/95, RWD, 2/96
   --------------------------------------

   ----------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE         MONTH           MONTH            MONTH
                                                                ---------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                        AMOUNT        JULY, 2001     AUGUST, 2001    SEPTEMBER, 2001
   ----------------------------------------------------------------------------------------------------------------
   1.    0-30                                        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   2.    31-60                                       $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   3.    61-90                                       $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   4.    91+                                         $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   5.    TOTAL ACCOUNTS RECEIVABLE                   $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   6.    AMOUNT CONSIDERED UNCOLLECTIBLE             $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   7.    ACCOUNTS RECEIVABLE (NET)                   $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH:  SEPTEMBER, 2001
                                                                                         --------------------------
   ----------------------------------------------------------------------------------------------------------------
                                        0-30         31-60            61-90            91+
   TAXES PAYABLE                        DAYS          DAYS            DAYS             DAYS               TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.    FEDERAL                       $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   2.    STATE                         $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   3.    LOCAL                         $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   4.    OTHER (ATTACH LIST)           $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   5.    TOTAL TAXES PAYABLE           $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------
   6.    ACCOUNTS PAYABLE              $    0        $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------

   ------------------------------------------

   STATUS OF POSTPETITION TAXES                                                    MONTH:  SEPTEMBER, 2001
                                                                                         --------------------------
   ----------------------------------------------------------------------------------------------------------------
                                                  BEGINNING        AMOUNT                             ENDING
                                                     TAX        WITHHELD AND/         AMOUNT           TAX
   FEDERAL                                        LIABILITY*     0R ACCRUED            PAID         LIABILITY
   ----------------------------------------------------------------------------------------------------------------
   1.    WITHHOLDING**                               $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   2.    FICA-EMPLOYEE**                             $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   3.    FICA-EMPLOYER**                             $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   4.    UNEMPLOYMENT                                $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   5.    INCOME                                      $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   6.    OTHER (ATTACH LIST)                         $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   7.    TOTAL FEDERAL TAXES                         $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ----------------------------------------------------------------------------------------------------------------
   8.    WITHHOLDING                                 $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   9.    SALES                                       $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   10.   EXCISE                                      $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   11.   UNEMPLOYMENT                                $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   12.   REAL PROPERTY                               $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   13.   PERSONAL PROPERTY                           $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   14.   OTHER (ATTACH LIST)                         $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   15.   TOTAL STATE & LOCAL                         $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------
   16.   TOTAL TAXES                                 $    0           $    0           $    0             $    0
   ----------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

================================================================================
                                                     Monthly Operating Report

    -------------------------------------
    CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL BASIS-5
    -------------------------------------

    -------------------------------------
    CASE  NUMBER:  400-42148-BJH-11           02/13/95, RWD, 2/96
    -------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:  SEPTEMBER, 2001
    ----------------------------------------                     -------------------------------------------------
    BANK RECONCILIATIONS
                                                     Account #1         Account #2       Account #3
    --------------------------------------------------------------------------------------------------------------
    A.   BANK:
    --------------------------------------------------------------------------------------------------------------
    B.   ACCOUNT NUMBER:                                                                                  TOTAL
    --------------------------------------------------------------------------------------------------------------
    C.   PURPOSE (TYPE):
    --------------------------------------------------------------------------------------------------------------
    1.   BALANCE PER BANK STATEMENT                     $     0                                         $      0
    --------------------------------------------------------------------------------------------------------------
    2.   ADD: TOTAL DEPOSITS NOT CREDITED               $     0                                         $      0
    --------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT: OUTSTANDING CHECKS                   $     0                                         $      0
    --------------------------------------------------------------------------------------------------------------
    4.   OTHER RECONCILING ITEMS                        $     0                                         $      0
    --------------------------------------------------------------------------------------------------------------
    5.   MONTH END BALANCE PER BOOKS                    $     0            $     0       $        0     $      0
    --------------------------------------------------------------------------------------------------------------
    6.   NUMBER OF LAST CHECK WRITTEN
    --------------------------------------------------------------------------------------------------------------


    ----------------------------------------
    INVESTMENT ACCOUNTS

    --------------------------------------------------------------------------------------------------------------
                                                      DATE OF             TYPE OF         PURCHASE       CURRENT
    BANK, ACCOUNT NAME & NUMBER                      PURCHASE           INSTRUMENT          PRICE         VALUE
    --------------------------------------------------------------------------------------------------------------
    7.   BANK ONE TRUST (ESCROW) 6801456800*         1/3/2000          MONEY MARKET      $3,625,000     $      0
    --------------------------------------------------------------------------------------------------------------
    8.   HSBC Bank USA (ESCROW) #10-876110           6/19/2000         MONEY MARKET      $3,560,463     $176,998
    --------------------------------------------------------------------------------------------------------------
    9.
    --------------------------------------------------------------------------------------------------------------
    10.
    --------------------------------------------------------------------------------------------------------------
    11.  TOTAL INVESTMENTS                                                                              $176,998
    --------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    --------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                               $      0
    --------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
    13.  TOTAL CASH - END OF MONTH                                                                      $176,998
    --------------------------------------------------------------------------------------------------------------
                                                                                                        $      0

================================================================================

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   ---------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.          ACCRUAL BASIS-6
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42148-BJH-11                  02/13/95, RWD, 2/96
   ---------------------------------------

                                                  MONTH: SEPTEMBER, 2001

   ---------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ---------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------
                             INSIDERS
   -----------------------------------------------------------------------
                                  TYPE OF            AMOUNT   TOTAL PAID
              NAME                PAYMENT             PAID      TO DATE
   -----------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   -----------------------------------------------------------------------
   2.
   -----------------------------------------------------------------------
   3.
   -----------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                        $0          $0
   -----------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------
                                               PROFESSIONALS
   ------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                      TOTAL
                           ORDER AUTHORIZING        AMOUNT       AMOUNT     TOTAL PAID        INCURRED
              NAME              PAYMENT            APPROVED       PAID       TO DATE         & UNPAID *
   ------------------------------------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   ------------------------------------------------------------------------------------------------------
   2.
   ------------------------------------------------------------------------------------------------------
   3.
   ------------------------------------------------------------------------------------------------------
   4.
   ------------------------------------------------------------------------------------------------------
   5.
   ------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                  $0          $0             $0             $0
   ------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   ------------------------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   ------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------
                                                SCHEDULED       AMOUNTS
                                                 MONTHLY         PAID                TOTAL
                                                 PAYMENTS       DURING               UNPAID
                NAME OF CREDITOR                   DUE          MONTH            POSTPETITION
   ------------------------------------------------------------------------------------------
   1.   FIRST SOURCE BANK (865001)                         $0          $0              $0
   ------------------------------------------------------------------------------------------
   2.   FIRST SOURCE BANK (RPS)                            $0          $0              $0
   ------------------------------------------------------------------------------------------
   3.   FIRST SOURCE BANK (AIA)                            $0          $0              $0
   ------------------------------------------------------------------------------------------
   4.                                                                                  $0
   ------------------------------------------------------------------------------------------
   5.                                                                                  $0
   ------------------------------------------------------------------------------------------
   6.   TOTAL                                              $0          $0              $0
   ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    ------------------------------------------
    CASE NAME:  AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-7
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
    ------------------------------------------

                                                      MONTH: SEPTEMBER, 2001
                                                             ----------------

    ------------------------------------------
    QUESTIONNAIRE

    -----------------------------------------------------------------------------------------------------
                                                                               YES            NO
    -----------------------------------------------------------------------------------------------------
    1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                   X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
    -----------------------------------------------------------------------------------------------------
    2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                       X
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
    -----------------------------------------------------------------------------------------------------
    3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                              X
           LOANS) DUE FROM RELATED PARTIES?
    -----------------------------------------------------------------------------------------------------
    4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                             X
           THIS REPORTING PERIOD?
    -----------------------------------------------------------------------------------------------------
    5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                   X
           DEBTOR FROM ANY PARTY?
    -----------------------------------------------------------------------------------------------------
    6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                       X
    -----------------------------------------------------------------------------------------------------
    7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                 X
           PAST DUE?
    -----------------------------------------------------------------------------------------------------
    8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                   X
    -----------------------------------------------------------------------------------------------------
    9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                         X
    -----------------------------------------------------------------------------------------------------
    10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                     X
           DELINQUENT?
    -----------------------------------------------------------------------------------------------------
    11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                    X
           REPORTING PERIOD?
    -----------------------------------------------------------------------------------------------------
    12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                    X
    -----------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    2a) $286,191 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------
    INSURANCE

    ------------------------------------------------------------------------
                                                                  YES    NO
    ------------------------------------------------------------------------
    1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND        X
           OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?
    ------------------------------------------------------------------------
    2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                  X
    ------------------------------------------------------------------------
    3.     PLEASE ITEMIZE POLICIES BELOW.
    ------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------
                                             INSTALLMENT PAYMENTS
    ---------------------------------------------------------------------------------------------------
                TYPE OF                                                                PAYMENT AMOUNT
                 POLICY                           CARRIER            PERIOD COVERED      & FREQUENCY
    ---------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
    ---------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    ------------------------------------------
    CASE NAME:  AIRCRAFT LEASING, INC.                FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE  NUMBER:  400-42148-BJH-11                   ACCRUAL BASIS
    ------------------------------------------

                                        MONTH:           SEPTEMBER, 2001
                                              ----------------------------------


    ----------------------------------------------------------------------------------------------------------------
       ACCRUAL BASIS     LINE
        FORM NUMBER     NUMBER                                        FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
              2           13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
              3            8        All cash received into the subsidiary cash account is swept
    ----------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
              3           31        All disbursements (either by wire transfer or check), including payroll, are
    ----------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------------------------------------------
                                      account.
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
              4            6        All assessments of uncollectible accounts receivable are done
    ----------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ----------------------------------------------------------------------------------------------------------------
                                      down to Inc.'s subsidiaries as deemed necessary.
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
              7            3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ----------------------------------------------------------------------------------------------------------------
                                      subsidiaries. Therefore, they are listed here accordingly.
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    ------------------------------------------
    CASE NAME:  AIRCRAFT LEASING, INC.              ACCRUAL  BASIS-Attachment
    ------------------------------------------

    ------------------------------------------
    CASE  NUMBER:  400-42148-BJH-11
    ------------------------------------------

                                                  MONTH: SEPTEMBER, 2001
                                                         -----------------------

    MOR #     ITEM #    LIST OR EXPLANATION
   1 - BS       8       a)  $50,000 Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                        b)  ($2,774,472) Intercompany Cummulative Receivable/Payable Credit Balance

   1 - BS       22      a)  $3,625,430 Accrued Federal Income Taxes (Post-petition)
                        b)  $3,750  Accrued U.S. Trustee 3Q01 Fees

   1 - BS       27      a)  $2,399,516 Accrued Taxes Payable (Pre-petition)


   2 - IS       13


   2 - IS       16      a)  $675 Interest Income (from HSBC -Escrow account)
                        a)  $80  Other Misc Income

   2 - IS       21      a)  ($452,573) Credit for Allocation of A/C Costs to KH Cargo (vs I/C)


   3 - CF       8       a)  $675 Interest Income (from HSBC -Escrow account)
                        b)  $250,000 I/C Transfer to HSBC -Escrow account from KH Int'l Sale Procedes account

   4 - AP       T6      a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)


   7 - QA       2       a)  $286,191 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to
                            KH Inc & KH Int'l

--------------------------------------------------------------------------------